                                                                    EXHIBIT 10.1

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT, made as of September 14, 2001, by and among the parties identified as "Lenders" on the signature pages to this Amendment ("LENDERS"), CITICORP USA, INC., as agent for the Lenders (herein, in such capacity as agent, called "AGENT"), and MAYOR'S JEWELERS, INC., formerly known as JAN BELL MARKETING, INC., a Delaware corporation ("JAN BELL"), individually and as "Borrowers' Agent", as defined in the "Loan Agreement" referenced below, JBM RETAIL COMPANY, INC., a Delaware corporation ("JBM"), and MAYOR'S JEWELERS, INC., a Florida corporation ("MAYOR'S") (Jan Bell, JBM and Mayor's hereinafter referred to collectively as the "BORROWERS" and each individually as a "Borrower").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Borrowers, Lenders and the Agent are parties to a Loan and Security Agreement, dated as of July 28, 1998 (herein, as amended to date, the "LOAN AGREEMENT"), pursuant to which Lenders have agreed to extend certain credit to Borrowers upon the terms and conditions contained therein; and

                  WHEREAS, "Events of Default" (as defined in the Loan Agreement) have occurred and are continuing as a result of Borrowers' failure to comply with the requirements of Sections 5.3(B), (C) and (D) of the Loan Agreement with respect to the Fiscal Quarter ending on or about July 31, 2001 ("EXISTING EVENTS OF DEFAULT"); and

                  WHEREAS, Borrowers have requested that Lenders waive the Existing Events of Default and, subject to the terms and conditions set forth herein, Lenders are willing to do so; and

                  WHEREAS, Borrowers, Lenders and the Agent have agreed to amend the Loan Agreement in certain respects as hereinafter set forth; and

                  WHEREAS, Borrowers, Lenders and the Agent desire to enter into this Amendment in order to give effect to the foregoing;

                  NOW, THEREFORE, in consideration of the foregoing premises, Borrowers, the Agent and Lenders agree as follows:

         1. DEFINITIONS. Unless otherwise expressly provided herein, all capitalized terms used herein (without definition) shall have the meanings given to such terms in the Loan Agreement.

         2. WAIVER. Pursuant to Borrowers' request, Lenders hereby waive the Existing Events of Default; provided, HOWEVER, that such waiver is limited to the Existing Events of Default and shall not be, or be deemed to be, a waiver of any other Default or Event of Default presently or hereafter existing.

         3. AMENDMENT TO BORROWING AVAILABILITY DEFINITION. The definition of "Borrowing Availability" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting in lieu thereof the following revised clause (ii):

                  (ii) the LESSER of (A) up to sixty-five percent (65%) of the value of Eligible Inventory of Borrowers at such date, calculated on the basis of the lower of cost or market value, with cost calculated on a first in, first out basis, and with the exact percentages within such range applicable to various types of Eligible Inventory of each Borrower to be determined by the Agent from time to time (as to which indicative initial percentages are specified below in this definition) and (B) eighty-five percent (85%) of the percentage derived from the ratio of (1) the median appraised orderly liquidation value of all owned Inventory of Borrowers at such date, determined by reference to the gemological review most recently delivered by Borrowers to the Agent pursuant to Section 5.1(K) hereof or any other applicable provision, to (2) all owned Inventory of Borrowers at such date, calculated on the basis of the lower of cost or market value, with cost calculated on a first in, first out basis;

         4. AMENDMENT TO INTEREST MARGIN DEFINITION. The definition of "Interest Margin" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following revised definition of "Interest Margin" is hereby substituted in lieu thereof:

                  "INTEREST MARGIN" - (a) with respect to each LIBOR Rate Loan, four percent (4.00%) per annum, being the interest rate to be added to the LIBOR Rate in order to determine the LIBOR Margined Rate and (b) with respect to each Base Rate Loan, two and three-fourths percent (2.75%) per annum, being the interest rate to be added to the Base Rate in order to determine the Base Margined Rate.

         5. AMENDMENTS TO AFFIRMATIVE COVENANTS.

                  (a) Section 5.1(I) of the Loan Agreement is hereby amended by deleting therefrom the phrase "On a monthly basis, on or before the fifteenth day of each Fiscal Month (or more frequently if requested by the Agent)" and substituting in lieu thereof the phrase "On a weekly basis, on or before Tuesday of each week (or more frequently if requested by the Agent)".

                  (b) Section 5.1(K) of the Loan Agreement is hereby deleted in its entirety and the following revised Section 5.1(K) is hereby substituted in lieu thereof:

                  (K) Furnish to the Agent, at least three (3) times in each calendar year as provided in the next succeeding sentence, or more frequently if requested by the Agent at any time when an Event of Default has occurred and is continuing, a review report as to Borrower's Inventory, including a valuation thereof, prepared by a reputable non-affiliated gemological company, selected by the Agent (except as provided hereinbelow). One such report in each calendar year shall be provided to the Agent concurrently with the delivery to the Agent of Jan Bell's annual audited financial statements pursuant to Section 5.1(H) hereof for the preceding Fiscal Year and the other two such reports shall be delivered to the Agent at such times in each calendar year as it shall request. The Agent and Lenders agree that, with respect only to the report to be delivered to the Agent in each calendar year concurrently with Jan Bell's annual audited financial statements for the preceding Fiscal Year, delivery to Agent of a copy of a review report commissioned by Borrower's certified public accountants from a reputable non-affiliated gemological company in connection with the preparation of such accountant's audit report for Jan Bell's financial statements for its preceding Fiscal Year shall satisfy the requirement for such report (but not any other report) relative to the calendar year in question if the preparer of such report and the form and scope of such report are reasonably satisfactory to Agent.

                  (c) Borrowers acknowledge and agree that pursuant to Sections 5.1(G) and 8.4 of the Loan Agreement the Agent may conduct, at Borrowers' expense, such number of field audits as it reasonably requests in any calendar year. Without limitation of the foregoing, Borrowers acknowledge and agree that the Agent intends to conduct at least three (3) field audits in each calendar year.

         6. AMENDMENTS TO FINANCIAL COVENANTS.

                  (a) Section 5.3 of the Loan Agreement is hereby amended by adding thereto, immediately after subsection (E) thereof, the following new subsection (F) to read as follows:

                  (F) EXCESS COLLATERAL AVAILABILITY. Maintain at all times "Excess Collateral Availability" (as defined below) of at least Eight Million Dollars ($8,000,000). For purposes hereof, "Excess Collateral Availability" shall mean the excess at any one time of (i) Borrowing Availability over (ii) the total amount of the outstanding Revolver Loans.

                  (b) Section 5.3 of the Loan Agreement is hereby further amended by adding the following paragraph immediately after new subsection (F) thereof:

                           Lenders hereby agree that during the period
                  commencing on the date of the Fourth Amendment to Loan and Security Agreement, among Borrowers, Lenders and the Agent, and ending on the last day of Borrowers' Fiscal Quarter ending on or about April 30, 2002 ("WAIVER END DATE"), so long as Jan Bell and its Subsidiaries are in compliance with the requirements of the preceding subsection (F), the failure of Jan Bell and its Subsidiaries to comply with the requirements of the preceding subsections (B), (C) and (D) for the third Fiscal Quarter 2001 and/or the fourth Fiscal Quarter 2001 shall not constitute Events of Default; PROVIDED, HOWEVER, that on the Waiver End Date, any failures of Borrowers to have complied with such covenants for such periods shall constitute Events of Default.

         7. GEMOLOGICAL REVIEW. Without limitation of the requirements of
Section 5.1(K) of the Loan Agreement, within sixty (60) days after the date hereof, at Borrowers' expense, Borrowers shall deliver to the Agent a review report as to Borrowers' Inventory, including a valuation thereof, prepared by a reputable non-affiliated gemological company selected by the Agent.

         8. MISCELLANEOUS.

                  (a) EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to the Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. This Amendment may be signed in multiple counterparts, all of which shall constitute one and the same agreement.

                  (b) RATIFICATION. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents, effective as of the date hereof.

                  (c) ESTOPPEL. To induce the Agent and Lenders to enter into this Amendment, Borrowers hereby acknowledge and agree that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers with respect to any Obligations.

                  (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York.

                  (e) COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Agent's counsel.

                  IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.

                                       "BORROWER"

                                       MAYOR'S JEWELERS, INC., formerly known as Jan Bell Marketing, Inc.


                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Senior Vice President



                                       MAYOR'S JEWELERS, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Senior Vice President



                                       JBM RETAIL COMPANY, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Senior Vice President



                                       "AGENT"

                                       CITICORP USA, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       "LENDERS"

                                       CITICORP USA, INC.



                                       By: /s/ MILES D. MCMANUS
                                           -------------------------------------
                                           Title: Vice President




                                       FLEET RETAIL FINANCE INC., f/k/a
                                       BankBoston Retail Finance, Inc.


                                       By: /s/ KEITH VERCAUTEREN
                                           -------------------------------------
                                           Title: Vice President

                                       FOOTHILL CAPITAL CORPORATION


                                       By: /s/ MICHAEL BARANOWSKI
                                           -------------------------------------
                                           Title: Vice President



                                       FIRST UNION NATIONAL BANK


                                       By:
                                           -------------------------------------
                                           Name:  Richard Preskenis
                                           Title: Vice President



                                       NATIONAL CITY COMMERCIAL FINANCE, INC.



                                       By: /s/ DENNIS HATVANY
                                           -------------------------------------
                                           Title: Vice President

                          ACKNOWLEDGMENT OF GUARANTORS

         Each of the undersigned, being a guarantor, pursuant to certain Corporate Guaranty and Security Agreement, dated as of July 28, 1998 (collectively, the "GUARANTY"), of the obligations of Jan Bell Marketing, Inc., JBM Retail Company, Inc. and Mayor's Jewelers, Inc. (collectively, "BORROWERS") under the "Loan Agreement" referenced in the within and foregoing Fourth Amendment to Loan and Security Agreement among the lenders named therein, Citicorp USA, Inc., as agent for such lenders, and Borrowers (the "FOURTH AMENDMENT") hereby (a) acknowledges its receipt of a copy of, and consents to the Fourth Amendment, (b) agrees to be bound thereby and (c) acknowledges and agrees that the Guaranty shall continue in full force and effect from and after the execution and delivery of the Fourth Amendment without modification, diminution or impairment.

         IN WITNESS WHEREOF, the undersigned have set their hands as of the 14th day of September, 2001.

                                       JBM VENTURE CO., INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       ULTIMATE FINE JEWELRY INTERNATIONAL, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       JBM INTERNATIONAL, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       MAIER & BERKELE, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       MAYOR'S JEWELERS INTELLECTUAL PROPERTY
                                       HOLDING COMPANY



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       MAYOR'S JEWELERS RECEIVABLES
                                       HOLDING COMPANY



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President

                                       AMERICAN HOROGICAL CORPORATION



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President



                                       JAN BELL MARKETING/PUERTO RICO, INC.



                                       By: /s/ DAVID BOUDREAU
                                           -------------------------------------
                                       Title: Vice President